SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

 Check the appropriate box:

 |X|  Preliminary information statement      | |  Confidential, for use of the
                                                  Commission only (as permitted
 | |  Definitive information statement            by Rule 14c-5(d)(2))



                          Blue Fish Entertainment, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

     |X|    No fee required.

     | |    Fee  computed on table below per  Exchange  Act Rules  14c-5(g)  and
            0-11.

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                  N/A
            ____________________________________________________________________
     (2)    Aggregate number of securities to which transactions applies:

                  N/A
            ____________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  N/A
            ____________________________________________________________________
     (4)    Proposed maximum aggregate value of transaction:

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            ____________________________________________________________________
     (5)    Total fee paid:

                  N/A
            ____________________________________________________________________
     | |    Fee paid previously with preliminary materials.

     | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)    Amount previously paid:

            ____________________________________________________________________
     (2)    Form, Schedule or Registration Statement No.:

            ____________________________________________________________________
     (3)    Filing Party:

            ____________________________________________________________________
     (4)    Date Filed:

            ____________________________________________________________________

                          BLUE FISH ENTERTAINMENT, INC.
                            141 Adelaide Street West
                                Toronto, Ontario
                                 Canada M5H 3L5



To the Holders of Common Stock of
Blue Fish Entertainment, Inc.

         Blue Fish Entertainment, Inc., a Nevada corporation ("Company"), has obtained written consent from the majority of the stockholders as of August 5, 2003, approving a change in the name of the Company to "Pacific Gold Corp." Details of the name change and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company unanimously approved the name change on August 5, 2003. Under Section 78.320 of the corporate law of the State of Nevada, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize the action at a meeting. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the name change by less than unanimous written consent of the stockholders of the Company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



                                          By Order of the Board of Directors



                                          Mitchell Geisler,
                                          President

Toronto, Ontario, Canada
August ___, 2003

                          BLUE FISH ENTERTAINMENT, INC.

                   -------------------------------------------

                              INFORMATION STATEMENT

                   -------------------------------------------

                CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
               OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE THEREON

                   -------------------------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                   -------------------------------------------

         This Information Statement is being furnished to the stockholders of Blue Fish Entertainment, Inc., a Nevada corporation ("Company"), to advise them of the corporate action described herein, which has been authorized by stockholder written consent owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the corporate law of the State of Nevada ("NGCL").

         The Company's Board of Directors ("Board") announced that the close of business on August 5, 2003 was the record date ("Record Date") for the determination of stockholders entitled to notice about the proposals authorizing the change in the name of the Company to "Pacific Gold Corp." (the "Name Change").

         On August 5, 2003, the Board approved the Name Change and authorized the Company's officers to obtain written consents from the holders of a majority of the outstanding voting securities of the Company to approve the Name Change. Under Section 78.320 of the NGCL, any action required or permitted by the NGCL to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize or take such action at a meeting. Prompt notice of the approval of the Name Change must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

         On August 5, 2003, stockholders who are the owners of record of 18,000,000 shares of the Company's common stock, representing approximately 83% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Name Change.
Accordingly, no vote or further action of the stockholders of the Company is required to approve the Name Change. You are hereby being provided with notice of the approval of the Name Change by less than unanimous written consent of the stockholders of the Company.

         The executive offices of the Company are located at 141 Adelaide Street West, Suite 1004, Toronto, Ontario M5H 3L5, and its telephone number is (416) 214-1483.

         This information statement is first being mailed to stockholders on or about August 18, 2003 and is being furnished for informational purposes only.

                                VOTING SECURITIES

         The Company only has common stock issued and outstanding. As of the Record Date, there were 21,640,000 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of the Company's outstanding common stock was necessary to authorize the Name Change.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table and accompanying footnotes set forth certain information as of the Record Date with respect to the stock ownership of (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.

                                            Amount and Nature of          Percent of
 Name and Address of Beneficial Owner       Beneficial Ownership*     Outstanding Shares
 ------------------------------------       ---------------------     ------------------

 Mitchell Geisler**                              18,000,000                 83.17%
 All executive officers and
    directors as a group (one person)            18,000,000                 83.17%

 -------------------

 * Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

 ** Mitch Geisler is the Company's president, treasurer, secretary and chairman of the board.

         As of the Record Date, there were no outstanding options or warrants to purchase shares of our stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information concerning the current director and executive officer of the Company and his age and position.
Directors of the Company holds office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.

 Name                         Age          Position
 ----------------             ---          -----------------------------------

 Mitchell Geisler             32           President, Treasurer, Secretary and
                                           Chairman

         Mr. Mitchell Geisler, 32, has been the President and Chairman of the Board since January 2001 and Treasurer and Secretary since October 2002. Mr. Geisler has more than 15 years of experience in the hospitality and services industry. He has been an active member of the Toronto business and tourist district in a variety of capacities, and has worked with many international corporations including, Prime Restaurants, The Keg Restaurants, Cara Foods, and Sire Corp Restaurants. Most recently, during the period 1998 to 2001, Mr. Geisler was president and operator of the Toronto-based 52 Restaurants Inc. He was a supervisor for Imago Restaurants from 1997 to 1998. From 1996 to 1997 he was a manager of Ruby Beets Restaurant. Mr. M. Geisler is a graduate of Toronto's York University in Toronto, and also studied at the University of Tel Aviv. Mr. Geisler, until June 2003, was a director and president and treasurer of GL Energy and Exploration, Inc., a development stage company engaged in the mineral exploration business.

Board of Directors' Meetings and Committees

         During 2001 and 2002, the board of directors acted by unanimous consent or meeting on five and four occasions, respectively. The Company does not have standing executive, compensation and audit committees of the board of directors.

Director Compensation

         Persons who are directors and employees will not be additionally compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and reimbursement plan.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more then 10% of the common sock of the Company to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based on its review of the reports that it has received, the Company believes that the reports due have been timely filed.

Executive Compensation

         We currently do not pay any cash compensation or other benefits to our executive officers. Cash compensation amounts will be determined in the future based on the services to be rendered and time devoted to our business and the availability of funds. Other elements of compensation, if any, will be determined at that time or at other times in the future.

         On January 17, 2001, Mr. Mitchell Geisler received 18,000,000 shares of common stock valued at $.001 per share for consulting services rendered. These services were valued at $9,000.

         Until we have sufficient capital or revenues, Mr. Geisler will not be provided cash remuneration. At such time as we are able to provide a regular salary, it is our intention that our officers will become employed pursuant to executive employment agreements, at an annual salary to be determined based on their then levels of time devoted to the Company and the scope of their responsibilities. Until we enter into an employment agreement, we may use shares of common stock to compensate our officers and directors. In addition, we may use common stock to compensate others for services to the Company.


                                   NAME CHANGE

         On August 5, 2003, the Board of Directors adopted a resolution and obtained stockholder approval of the change in the Company's name to "Pacific Gold Corp." In the judgment of the Board of Directors, the change in name is desirable to more accurately reflect the business of the Company which is to acquire one or more mining claims and mining operations with an orientation towards gold mineralization. The change of name will not affect the current stockholders in any way, and stockholders will not be required to exchange outstanding stock certificates for new certificates.


                              AVAILABLE INFORMATION

         Please read all the sections of the Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.


                    INCORPORATION OF INFORMATION BY REFERENCE

         The following documents, which are on file with the Commission (Exchange Act File No. 000-32629) are incorporated in this Information Statement by reference and made a part hereof:

         (i) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002; and

         (ii) Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2003 and June 30, 2003.

         The Company's Registration Statement on Form 10-SB (File No. 000-32629), which contains descriptions of the Company's Common Stock, is also incorporated in this Information Statement by reference and made a part hereof. The financial statements of the Company, management's discussion and analysis, and changes in accountants sections of the Form 10-KSB noted above are incorporated by reference and may be found at pages 6-16 and page 17.

         All  documents  filed by the Company  with the  Commission  pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Effective Date shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 141 Adelaide Street West, Toronto, Ontario, Canada M5H 3L5, Attention: Investor Relations (telephone number: (416) 214-1483).




BLUE FISH ENTERTAINMENT, INC.



Toronto, Ontario, Canada
August 18, 2003

                                                                       Exhibit A

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION
                            (After Issuance of Stock)

                                       OF

                          BLUE FISH ENTERTAINMENT, INC.



                I, the undersigned, Mitchell Geisler, President and Secretary of Blue Fish Entertainment, Inc., does hereby certify:

         That the Board of Directors of said corporation by consent of the directors, on August 5, 2003, adopted Resolutions to amend the original Articles of Incorporation, as amended previously, as follows:

                RESOLVED, That the name of the corporation be changed to Pacific Gold Corp.

         That the changes and amendment to the Articles of Incorporation of the corporation as set forth in this certificate of amendment and approved by the consent of directors have been consented to and approved by a written consent of the stockholders of the corporation holding a majority of each class of stock outstanding and entitled to vote thereon.

Dated: September ___, 2003


                                               _________________________________
                                               President



                                               _________________________________
                                               Secretary